CaliberCos, Inc.
c/o ClearTrust, LLC - Transfer Agent
16540 Pointe Village Dr., Ste 210
Lutz, Florida 33558

CALIBER
THE WEALTH DEVELOPMENT COMPANY

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

DATE: August 1, 2025
TIME: 10:00 a.m. Pacific Daylight Time
LOCATION: www.cleartrustonline.com/cwd

*** SPECIMEN ***
1 MAIN STREET
ANYWHERE PA 99999-9999

CONTROL NUMBER:

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	EMAIL:	MAIL:
1-813-235-4490	inbox@cleartrusttransfer.com	ClearTrust, LLC 16540 Pointe Village Drive, Suite 210 Lutz, FL 33558

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE FOLLOWING PROXY MATERIALS ARE BEING MADE AVAILABLE AT: www.cleartrustonline.com/cwd

- NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
- ANNUAL REPORT ON FORM 10-K

IF YOU WANT TO RECEIVE A PAPER OR EMAIL COPY OF THE PROXY MATERIALS, INCLUDING THE NOTICE, PROXY STATEMENT, ANNUAL REPORT, AND FORM OF PROXY, YOU MUST REQUEST ONE. YOU WILL NOT OTHERWISE RECEIVE A PAPER OR EMAIL COPY. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY, PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE JULY 10th, 2025.

YOU MAY VOTE AT WWW.CLEARTRUSTONLINE.COM/CWD,
BY PHONE AT 1-813-235-4490,
By Email at INBOX@CLEARTRUSTTRANSFER.COM
OR AS INDICATED ON ANY PROXY CARD THAT YOU RECEIVE.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. To elect six directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal 1):

John C. "Chris" Loeffler II	Jennifer Schrader
William J. Gerber	Michael Trzupek
Daniel P. Hansen	Lawrence X. Taylor, III

2. To ratify the appointment of Deloitte & Touche LLP as CaliberCos' Independent Registered Public Accounting Firm of CaliberCos Inc. for the Fiscal Year Ending December 31, 2025 (Proposal 2).

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment.

After careful consideration, the Board of Directors of CaliberCos, Inc. recommends that you vote “FOR” all proposals.

MORE INFORMATION ABOUT ATTENDING THE MEETING AND VOTING IS CONTAINED IN THE PROXY STATEMENT. PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD. INSTRUCTIONS TO ACCESS THE VIRTUAL MEETING CAN BE FOUND ON THE REVERSE SIDE OF THIS NOTICE.

CALIBER
THE WEALTH DEVELOPMENT COMPANY

VIRTUAL MEETING INSTRUCTIONS

1. On the day of the meeting, visit cleartrustonline.com/cwd
2. Click "Vote + Join Meeting"
3. Enter your 12-digit Control Number, located on the reverse side of this page.
4. Click "Join Meeting"
5. You will be routed into Zoom and prompted to enter your shareholder account name and email.
6. Click to "Join the Webinar in Progress". You will be prompted to launch Zoom on your computer. Follow prompts to "Launch" or "Allow" Zoom. If you do not wish to launch the Zoom app, you can opt to join the meeting in your web browser by clicking "Join from your browser".
7. Zoom will ask if you would like to use audio from your computer or from your phone. Click on your selection and Zoom will connect you to the meeting.

SUPPORT

The Shareholder Meeting Help Line will open one hour before the meeting is scheduled to begin and will remain open for the duration of the meeting. Should you need any technical assistance, please feel free to dial into the help line.

Call 813-308-9980 | Access Code 675813

TIPS

• It is easiest to access the meeting from a computer or laptop. If you choose to access the meeting from your tablet or smart phone, you may be prompted to download the Zoom app. If you use a computer or laptop, no download is needed. You can simply click "Join from your browser" at the bottom of the screen when prompted.

• If you would like to join by phone (audio only) to listen to the meeting (without using a computer), please contact ClearTrust by June 10, 2025 at 5 P.M. to register your phone number and obtain phone instructions: 813-235-4490.

• You will be able to ask questions using the Q&A feature on your control panel. Questions will only be visible to the moderator and will be answered during the Q&A time of the meeting.

• If you elect to listen in to the meeting with audio only, you will not be able to ask a question during the live Q&A time.

• Registered shareholders will be able to vote online during the meeting if you have not already done so. You will need your 12-digit pin to cast your vote online during the meeting. During the time to cast ballots, a chat will be sent to you with a link to vote your shares.

• If you hold shares in a brokerage account, you must pre-register for the meeting by no later than June 10, 2025 at 5 P.M. by following the instructions located at www.cleartrustonline.com/cwd.